A	CHANGE REQUEST — CONTRACT OR ORDER

Strategic asset purchasing

SUPPLIER	DATE: February 13, 2013
Transformateurs Pioneer Ltée
612 Chemin Bernard
Granby, Qc
J2J OH6
Attn: Raymond Haddad

No. modif. 9	Contract No. 4600017108	Order No.	Responsible H-Q Nicole Caron	Tél.: (514) 840-3000, poste 5251 Téléc.: (514) 840-3322

A- CURRENT MODIFICATION

The purpose of this document is as follows:

To utilize the first extension option as indicated in framework contract # 17108

This will be under all the same conditions as described in framework contract # 17108.

The extension period will now read, from April 1, 2013 until March 31, 2014.

B- SUPPLIER

☒	We agree to execute the requested amendment at the same prices and primary conditions as in the contract, it being agreed that this application does not constitute a commitment on the part of Hydro-Quebec, and that only the authorization to proceed with "C", approval of which is the contractual responsibility of Hydro-Québec, will allow the supplier to proceed.

Delivery date:		/s/ Raymond Haddad	February 13, 2013
		Signature	Date

☐	We refuse to execute the requested change
		Signature	Date

☐	Non applicable

C- AUTHORIZATION TO PROCEED

You may proceed immediately with this change

Nicole Caron	/s/ Nicole Caron	February 13, 2013
Responsible H.Q.	Signature	Issue Date

CHANGE REQUEST — CONTRACT OR ORDER

Strategic asset purchasing

SUPPLIER	DATE: March 6, 2012
Transformateurs Pioneer Ltée
612 Chemin Bernard
Granby, Qc
J2J OH6
Attn: Raymond Haddad

No. modif. 3	Contract No. 4600017040	Order No.	Responsible H-Q Nicole Caron	Tél.: (514) 840-3000, poste 5251 Téléc.: (514) 840-3322

A- CURRENT MODIFICATION

The purpose of this document is as follows:

To utilize the first extension option as indicated in framework contract # 17040

This will be under all the same conditions as described in framework contract # 17040.

The extension period will now read, from April 1, 2013 until March 31, 2014.

B- SUPPLIER

☒	We agree to execute the requested amendment at the same prices and primary conditions as in the contract, it being agreed that this application does not constitute a commitment on the part of Hydro-Quebec, and that only the authorization to proceed with "C", approval of which is the contractual responsibility of Hydro-Québec, will allow the supplier to proceed.

Delivery date:		/s/ Raymond Haddad	February 13, 2013
		Signature	Date

☐	We refuse to execute the requested change
		Signature	Date

☐	Non applicable

C- AUTHORIZATION TO PROCEED

You may proceed immediately with this change

Nicole Caron	/s/ Nicole Caron	February 13, 2013
Responsible H.Q.	Signature	Issue Date